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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                 ---------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of report (Date of earliest event reported) December 11, 2002
                                                        ------------------


                             STUDENT ADVANTAGE, INC.
             ------------------------------------------------------
             (Exact name of Registrant as specified in its charter)


             Delaware                     0-26074                04-3263743
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        (State or Other          (Commission File Number)       (IRS Employer
Jurisdiction of Incorporation)                               Identification No.)



     280 Summer Street,  Boston, MA                                  02210
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(Address of principal executive offices)                          (Zip Code)


Registrant's telephone number, including area code            (617) 912-2000
                                                   -----------------------------


--------------------------------------------------------------------------------
         (Former Name or Former Address, if Changed Since Last Report)



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ITEM 5.   OTHER EVENTS

A.       RECEIPT OF NASDAQ STAFF DETERMINATION AND OTHER COMMUNICATIONS.

Student Advantage, Inc. (the "Company") announced on December 10, 2002 in a press release attached hereto as Exhibit 99.1 that it received a Nasdaq Staff Determination on December 4, 2002 indicating that the Company fails to comply with the market value of publicly-held shares requirement for continued Nasdaq National Market listing set forth in Marketplace Rule 4450(a)(2), and that its securities are therefore subject to delisting from the Nasdaq National Market. The Company has appealed the Staff's determination to the Nasdaq Listing Qualifications Panel which will stay the delisting until the appeal has been heard and the Panel has rendered its decision. There can be no assurance the Panel will grant the Company's request for continued listing.

The Company also received notice on November 21, 2002 from the Staff that the Company did not comply with the minimum $10 million stockholders' equity test for continued inclusion in the Nasdaq National Market as required by Marketplace Rule 4450(a)(3). The Company expects to address this deficiency with the Panel.

B.       INSTITUTION OF LEGAL PROCEEDINGS AGAINST THE COMPANY.

The Company was named as a defendant in a case filed on November 12, 2002 with the United States Bankruptcy Court for the Southern District of California captioned Richard M. Kipperman, Liquidating Trustee of the bankruptcy estate of CollegeClub.com, Inc., Campus24, Inc. and CollegeStudent.com, Inc. v. General Motors and Student Advantage (In re CollegeClub.com, Inc.) (Adversarial Proceeding 02-90526 AD). The complaint alleges that the Company improperly received payments under a contract with General Motors that its acquired from the bankrupt CollegeClub.com in October 2000. The plaintiff alleges that the payments were earned by CollegeClub.com prior to the acquisition and were not sold to the Company and seeks damages totaling $2,250,000 in the aggregate, plus interest. The Company believes that the plaintiff's allegations are factually incorrect and are inconsistent with the terms of its acquisition agreement with CollegeClub.com and intends to defend the matter vigorously. If, however, the Company is required to make the requested payment to the trustee, its financial condition and liquidity would suffer significant harm.

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ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

(a)      Financial Statements of the Business Acquired.

Not applicable.

(b)      Pro Forma Financial Information.

Not applicable.

(c)      Exhibits.

         See the Exhibit Index attached hereto.



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                                    SIGNATURE

         Pursuant to the requirements of the Securities Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                            STUDENT ADVANTAGE, INC.
                                                 (Registrant)




Date: December 11, 2002                     By:  /s/ Raymond V. Sozzi, Jr.
                                                --------------------------------
                                                Raymond V. Sozzi, Jr.
                                                (President and Chief Executive
                                                Officer)


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                                  EXHIBIT INDEX


99.1    Press Release dated December 10, 2002 of the Registrant.